EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

DEVELOPMENT AGREEMENT

This Development Agreement, dated April 25, 2012, is between:

PHILIPS MEDICAL SYSTEMS NEDERLAND BV, a limited liability company established under Dutch law, with offices at Veenpluis 4-6, 5684 PC, Best, The Netherlands (“PMS” or “Philips”), for the purpose of this agreement acting through its Interventional X-Ray (“ïXR”) business unit,

and

LUNA INNOVATIONS INCORPORATED and Luna Technologies, Inc., each a company duly incorporated under the laws of the State of Delaware (“Luna”),

PMS and Luna hereinafter collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS, PMS is engaged in research and development of medical systems, and has acquired valuable know-how and expertise therein and owns certain intellectual property rights relating thereto;

WHEREAS, Luna has for many years been engaged in research and development of fiber-optic sensing technologies and has thus acquired valuable know-how and technical expertise in fiber optic shape sensing and localization that enable Luna to develop fiber-optic shape sensing and localization solutions for customers;

WHEREAS, on June 15, 2011 the Parties executed a non-binding letter of intent and on December 5, 2011 executed a binding confidentiality agreement covering the disclosure and/or exchange of confidential and/or proprietary information in connection with the subject matter hereof;

WHEREAS, PMS wishes to engage Luna – and Luna wishes to be so engaged – to begin work on developing products and features relating to optical shape sensing and localization in accordance with this Agreement, including the Statement of Work attached hereto or incorporated herein as set out in paragraph 2.1 of this Agreement;

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	The following terms used in this Agreement have the following meanings:

1.1	“Acceptance Criteria” means the objective measures (including procedures for making such measurements) of successful completion by Luna of a Deliverable.

1.2	“Affiliates” means all entities controlled by, controlling or in common control, directly or indirectly, with a party to the Agreement, through ownership and control of more than 50% of the voting power and the equity of such entity.

1.3	“Agreement” means this Development Agreement, the SOW hereunder and all addenda, exhibits and schedules thereto.

1.4	“Background IPR” of a Party means Intellectual Property of the Party or its Affiliate (a) developed prior to the commencement of the SOW or (b) that results from any activity, development or other work by such Party or its Affiliate (including if performed after or concurrently with the SOW or this Agreement) that is independent from or unrelated to the SOW or not conducted under and as a part of the SOW.

1.5	“Confidential Information” is defined in Section 18 of this Agreement.

1.6	“Confidentiality Period” for an item of Confidential Information means the Confidentiality Period set forth in paragraph 18.1 of this Agreement.

1.7	“Deliverable(s)” means Products (as defined in the Terms and Conditions of Sale which are incorporated in and made a part of this Agreement as Addendum 1) and any other associated deliverable(s) and other items due from Luna to PMS as specified in the SOW.

1.8	“Due Date” of a Deliverable means the date, according to the SOW, upon which the Deliverable is due to be delivered to PMS.

1.9	“Effective Date” means the date first written above.

1.10	“Field” means the practice of FOSSL Technology in the Medical Non-Robotics Fields.

1.11	“Force Majeure Event” is defined in Section 22.1.

1.12	“Foreground IPR” means all Intellectual Property that (i) is invented, discovered, conceived, developed or otherwise created as a result of and within the course of the SOW or (ii) with respect to the Sole Foreground IPR of Philips only, that would not have been invented, discovered, conceived, developed or otherwise created from the Effective date until January 1, 2015, but for communications from Luna under this Agreement. Foreground IPR does not include Background IPR.

1.13	“FOSSL Technology” means Technology [***].

1.14	“Grace Period” means, for a given Deliverable, the [***] calendar-day period (or [***] calendar-day period if Luna has provided PMS with notice within two (2) calendar days prior to the end of the [***] period) after the Deliverable’s Due Date therefore (or such longer period granted in writing by PMS).

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.15	“Information” means any and all drawings, specifications, photographs, samples, models, processes, procedures, instructions, software, reports, papers, correspondence and any other technical and/or commercial information, data and documents of any kind, including oral information.

1.16	“Intellectual Property” or “Intellectual Property Rights” (“IPR”) means any and all patents (including reissues, divisions, continuations and extensions thereof), patent registrations, utility models, trademarks, trade names, trade secrets, registered and unregistered designs including mask works, copyrights, moral rights and any other form of protection afforded by law to inventions, models, designs or technical information, and applications therefore or which otherwise arises or is enforceable under the laws of any jurisdiction or any bi-lateral or multi-lateral treaty regime.

1.17	“Luna Project Manager” means the Luna employee responsible for executing a Project.

1.18	“Medical Non-Robotics Fields” shall mean the Non-Robotic Medical Devices Field, the Orthopedics Field, the Vascular Non-Robotic Field and the Endoluminal Non-Robotic Field, but excludes the Medical Robotics Field, each as defined next. “Non-Robotic Medical Devices Field” shall mean the field of [***]. “Orthopedics Field” shall mean the field of [***]. “Vascular Non-Robotic Field” shall mean the field of [***]. “Endoluminal Non-Robotic Field” shall mean the field of [***].

1.19	“Medical Robotics Field” shall mean the field of medical robotics [***].

1.20	“Non-Disclosure Agreement” or “NDA” means the December 5, 2011 Mutual Non-Disclosure Agreement between Luna and Philips.

1.21	“Non-Medical Fields” means all fields of use outside the Medical Robotics Field and the Medical Non-Robotics Fields.

1.22	“Open License Terms” means terms in any license agreement or grant that require as a condition of use, modification and/or distribution of a work (i) the making available of source code, design descriptions or other materials preferred for modification, or (ii) the granting of permission for creating derivative works, or (iii) the granting of a royalty-free license to any party under Intellectual Property Rights regarding the work and/or any work that contains, is combined with, requires or otherwise is based on the work.

1.23	“Open Source Software” means any software that (i) requires as a condition of its use, modification and/or distribution that it (a) be disclosed or distributed in source code form, (b) be licensed for the purpose of making derivative works, and/or (c) can be redistributed only free of enforceable intellectual property rights (e.g., patents); and/or (ii) contains, is derived in any manner (in whole or in part) from, or statically or dynamically links to any software specified under (i).

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.24	“Philips Project Manager” means the Philips employee responsible for acceptance of the Deliverables by Philips.

1.25	“PMS Property” means property of Philips provided to Luna for its use in performing development work hereunder.

1.26	“Project” means the development work that Luna is responsible for performing as set forth in Addendum 2 to this Agreement (the SOW).

1.27	“Relationship Manager(s)” means the individual(s) designated as set forth in Section 5.

1.28	“Review Committee” is defined in Section 5.

1.29	“Specifications” means the design, functional, technical and other requirements for a Deliverable set forth in the SOW.

1.30	“Statement of Work” or “SOW” means the document attached hereto as Addendum 2 and any further documents agreed upon by the Parties as set forth in paragraph 2.1 of this Agreement, describing the organization, requirement specification, timeline, deliverables, financials, and technical and other details of the development work that is the subject of this Agreement, as may be amended in writing by the Parties during the Term in accordance with the provisions of this Agreement.

1.31	“Subcontractor” is defined in Section 8.1.

1.32	“Submission” means any disclosure of Information under the SOW (including Deliverables) by Luna to PMS during the Term.

1.33	“Technology” shall mean any technical information, know-how, processes, procedures, methods, formulae, protocols, techniques, software, computer code (including both object and source code), documentation, works of authorship, data, designations, designs, devices, prototypes, substances, components, inventions (whether or not patentable), mask works, ideas, trade secrets and other information or materials, in tangible or intangible form

1.34	“Term” is defined in Section 16.1.

1.35	“Third Party” means any entity or person not a Party or Affiliate of a Party.

1.36	“Time Schedule” means the time schedule specified in the applicable SOW.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Statement of Work, Prototype Systems, Development

2.1	Statement of Work. The parties have set out in Addendum 2 (the SOW) the research and development activities that they will undertake in the course of this Agreement, signed by both parties. The parties may modify the SOW during the term of this Agreement only by a written amendment signed by both parties. Payments from Philips will be billed by Luna on a monthly basis based on the actual hours incurred on the Project at the agreed-upon hourly rates, and materials. There will be a [***] holdback from the monthly bill that will be paid upon completion of the individual milestones achieved over the course of the Project. Achievement of milestones shall be determined pursuant to the provisions of Sections 3-5 below.

2.2	Purchases of Prototype Systems. The Statement of Work may include the purchase by Philips and supply by Luna of prototype optical shape sensing and localization systems or other materials purchased by Philips for test and evaluation. The terms and conditions set forth in Addendum 1 to this Agreement shall govern such purchases. Luna acknowledges that Philips intends to confirm such purchases by Philips’ issue of Philips’ standard purchase order form, but Philips’s obligation to make such purchases under the SOW shall be independent from and not be conditioned upon the issuance of such purchase orders.

2.3	Development.

(a)	Luna shall use its commercially reasonable best efforts to complete each Deliverable(s) and perform other work item under an SOW as set forth in each SOW.

(b)	Luna’s commercially reasonable best efforts shall be understood to reflect no more than the amount of estimated resources set forth in the applicable SOW. The Parties acknowledge that scientific progress is uncertain and a greater amount of resources may be necessary to perform and complete any Project. Therefore, if Luna at any time believes that it will need to commit more than [***]% of the resources estimated in the SOW in order to accomplish any Project, then Luna shall notify Philips of its then-current estimate of the additional resources that would be necessary and advisable. Philips shall not be responsible for paying for such additional work until it notifies Luna that it approves such additional work (at which time the approval would cover any previously conducted additional work covered by Luna’s notice), but nor will Luna have any contractual duty hereunder to perform any such additional work until such approval is received.

2.4	Exclusivity. During the Term, Luna shall not be engaged in any research or development activities in the Field (excluding for this purpose the Non-Robotic Medical Devices Field) and within the scope of any SOW with a Third Party.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	Testing. Prior to delivery of a Deliverable, Luna will perform testing to determine that the Deliverable conforms to the Acceptance Criteria.

2.6	No Medical Robotics. The Parties acknowledge and agree that [***].

3.	Acceptance Criteria

3.1	Acceptance Criteria. Upon Luna’s delivery of a Deliverable, the Parties shall determine whether the Deliverable satisfies applicable Acceptance Criteria. If the Project Managers disagree on this determination, then either may submit the matter for resolution by the Review Committee pursuant to Section 5 below.

3.2	Unmet Criteria. If a Deliverable is determined not to meet its Acceptance Criteria, Luna shall continue to use its commercially reasonable best efforts to correct the aspects of the Deliverable leading to its failure to meet Acceptance Criteria (including any known nonconformities to Specifications) and consequently redeliver the corrected Deliverable. For avoidance of doubt, any such further efforts shall continue to be governed by Section 2.3(b) above.

3.3	Failure to Meet Time Schedule

General. If Luna fails to deliver to PMS a Deliverable that meets applicable Acceptance Criteria by the end of the applicable Grace Period, PMS may, in its sole option, terminate this Agreement on [***] prior notice to Luna. If either Project Manager submits the question of whether the Acceptance Criteria has been met to the Review Committee, the applicable Grace Period shall be extended until such time as the Review Committee resolves the matter. After such notice of termination, Luna shall no longer perform work on the Project, but PMS shall be still be responsible for any work previously performed by Luna, according to the payment terms of the applicable SOW. The Deliverable Due Dates set forth in the relevant SOW shall be considered adjusted to reflect any extensions to such original Due Dates granted by PMS in writing. Any delays caused by PMS, including delays in the delivery of any of deliverable due from PMS to Luna under the SOW shall extend the original Due Date.

4.	Change Orders

4.1	General

All change orders (which may be in electronic form) and acceptance or rejection of such change orders shall be in writing and made pursuant to the change order procedure set forth below. All accepted change orders are subject to mutual written agreement of the Parties and shall take the form of a signed amendment to the SOW. Pending agreement on a change order or in the event agreement regarding the change order is not reached, Luna will continue to perform and be paid as if such change order had not been requested or recommended.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2	PMS Request. Upon PMS’ submission of a change order, Luna will as soon as reasonably possible advise PMS of the resultant impact on cost and Time Schedule and will provide such information as PMS may reasonably request to determine the reasonableness of the cost and delivery schedule impact. PMS and Luna will negotiate the change order request in good faith, including reasonable adjustment of cost, schedule and/or other SOW and Agreement terms. After reaching agreement on such cost, schedule and other terms, Luna will proceed with the change order. If PMS submits a change order that omits or lowers or otherwise renders inapplicable a Specification in an existing SOW, then notwithstanding whether or not the change order is ultimately agreed upon, [***].

4.3	Luna Request. Luna may request a change order, provided cost and delivery impact are properly detailed with such information as will permit PMS to determine the reasonableness thereof. PMS and Luna will negotiate the change order request in good faith, including reasonable adjustment of cost, schedule and/or other SOW and Agreement terms. After reaching agreement on such cost, schedule and other terms, Luna will proceed with the change order.

5.	Project Management and Oversight

All interactions between the Parties under this Agreement shall be supervised by a committee (the “Review Committee”) consisting of at least two authorized senior managers (including a Relationship Manager) of each Party. The Review Committee shall, in relation to this Agreement and the SOWs attached hereto, be responsible for:

(i)	resolving problems between Parties, for instance if Project Managers of both Parties cannot agree whether a Deliverable has been achieved.

(ii)	obtaining agreement for any changes or modifications in the SOW that influence timeline and/or cost. Agreed changes shall only go into effect by a written amendment to this Agreement and/or SOW signed by the authorized representatives of Philips and Luna.

(iii)	keeping record of all creations resulting in Foreground IP.

(iv)	reviewing and agreeing on each new SOW added to the scope of this Agreement.

All decisions or recommendations of the Review Committee shall be recorded in writing in the minutes of the meeting. Review Committee meetings may take place upon request of either Party.

Each Project shall be managed by a Luna Project Manager. The communication with Philips regarding the Project and the acceptance of the Deliverables shall be managed by the Philips Project Manager.

The Luna Project Manager will update the Philips Project Manager on at least a bi-weekly basis on the status and progress of the Project including financial aspects and risks during a

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

progress meeting. (Note, however, that the Parties are not expecting Luna to transfer its [***] as a part of these updates.) Luna acknowledges that Philips has requested Luna and that Luna agrees not to disclose [***]. Minutes of this progress meeting shall be recorded in writing. The two Project Managers shall decide upon the approval of change orders on the SOW which decisions shall be recorded in writing in the minutes of this meeting. In case a proposed change order influences timing and/or cost of the SOW then Project Managers will ask the Review Committee for approval.

The Philips Project Manager and the Luna Project Manager will evaluate any Deliverable in accordance with the SOW, including the Acceptance Criteria, if any. The Philips Project Manager will promptly discuss with the Luna Project Manager any concerns about whether or not any Deliverable provided does not meet the Acceptance Criteria. If they cannot agree they will ask the Review Committee for a decision.

Initial members of the Review Committee, the Relationship Manager, the Project Manager are identified in Addendum 3 (Project Management and Oversight), but may change in course of time.

Luna will provide the facilities and adequately qualified personnel to execute each SOW.

6.	Philips Support

Advisory Assistance. PMS shall provide without cost to Luna such reasonable amounts of technical assistance as Luna may reasonably request to facilitate Luna’s performance of its obligations under this Agreement.

7.	Luna Support

Support. Luna agrees to provide to PMS the support services set forth in the SOW and the Terms and Conditions set forth in Addendum 1 and Section 2 of this Agreement.

8.	Subcontractors

8.1	Luna shall be permitted to subcontract with Third Party contractors (“Subcontractors”) for the performance of certain work required for development of Deliverable(s) or for other work under a SOW provided that (a) Subcontractors shall be hired only on an independent contractor basis and (b) PMS provides Luna with PMS’s prior written consent to each particular Subcontractor specifying the particular Deliverable(s) or other work under a SOW to be performed by such Subcontractor.

8.2	Luna agrees that it shall enter into a written agreement with each Subcontractor under which:

(a)	Subcontractor shall be bound to maintain as confidential all Information, methodologies and technologies it comes to know, subject to terms and conditions no less protective of PMS as those in Section 18 (Confidentiality); and

Confidential and Proprietary

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(b)	It is specified that services performed by Subcontractor thereunder are performed as a “work-for-hire” and that all data, Information, discoveries and inventions, whether patentable or not, and related documentation generated by the Subcontractor for and on behalf of Luna shall be the exclusive property of Luna.

8.3	Luna shall remain primarily liable to PMS for all obligations of Luna hereunder that are subcontracted by Luna to Subcontractor.

9.	Payments

9.1	Payments due hereunder are set forth in the SOW. All costs and expenses incurred by either Party in connection with the SOW, including without limitation, traveling or lodging expenses of the Party’s employees, shall be borne by such Party, except as otherwise agreed to in the SOW. If the SOW indicates an estimated amount of resources for any particular work or deliverable or milestone, Philips will be responsible for paying Luna for work up to [***]% of such estimated amount (less any holdback amount) and for any work above such [***]% only upon the approval of Philips of the additional work.

9.2	Luna will provide Philips each month an invoice of its work done on the SOW, indicating, if applicable, the amount of any hold back payable only upon achievement of the applicable Acceptance Criteria.

9.3	PMS will pay Luna on [***] days, end of month payment terms from the date of receipt by PMS of the invoice.

10.	Audits

During the Term and for 12 months thereafter, PMS shall have the right to conduct, and/or direct an independent accounting firm to conduct, an audit of the financial records of Luna reasonably necessary to verify the accuracy of Luna’s invoicing to PMS; provided, however, PMS may perform such audit solely during normal business hours and no more than once per annum for each auditable condition.

11.	Intellectual Property Rights

11.1	General. The Parties acknowledge and agree that, except as expressly provided in this Agreement, no further rights under either Party’s Intellectual Property Rights are granted to the other Party under this Agreement. [***].

11.2	Ownership

Confidential and Proprietary

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(a)	Background IPR. All right, title and interest in and to any and all Background IPR of a Party or its Affiliate shall remain solely and exclusively with the respective Party or its Affiliates.

(b)	Sole Foreground IPR. All right, title and interest in and to Foreground IPR that is invented, discovered, conceived, developed or otherwise created solely by an officer, employee, agent or contractor of a Party or its Affiliate (“Sole Foreground IPR”) shall vest exclusively in that Party. The Parties acknowledge that any Foreground IPR solely or jointly owned by Luna will be included in the Sublicense to the extent within the Field.

(c)	Joint Foreground IPR. All right, title and interest in and to Foreground IPR that is invented, discovered, conceived, developed or otherwise created jointly by an officer, employee, agent or contractor of Luna or its Affiliate and an officer, employee, agent or contractor of Philips or its Affiliate (“Joint Foreground IPR”) shall vest [***].

11.3	License

(a)	Luna Sole Foreground IPR: Luna to Philips. Luna grants to Philips [***].

(b)	Philips Sole Foreground IPR: Philips to Luna.

(i)	Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

(ii)	Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

(iii)	Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

(c)	Joint Foreground IPR: Philips to Luna.

(i)	To the extent that any Joint Foreground IPR is capable of being practiced in the Non-Medical Fields, Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

(ii)	To the extent that any Joint Foreground IPR is capable of being practiced in the Non-Robotic Medical Devices Field, Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

(iii)	To the extent that any Joint Foreground IPR is capable of being practiced in the Medical Robotics Field, Philips grants and shall cause its Affiliate(s) to grant to Luna [***].

11.4

Reporting and Obligations. To the extent any Foreground IPR constitutes a patentable invention of Luna’s officers, employees, agents or contractors, Luna shall provide written notice to the Review Committee within [***] days of documenting same. The Parties shall take all commercially reasonable measures to procure and

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

protect any such Intellectual Property Rights, including, but not limited to the timely completion and execution of any documents deemed necessary to have any such Intellectual Property Rights vest; provided, however, that [***].

12.	Third Party Intellectual Property; Open License Terms and Open Source Software

12.1	General. Luna shall not perform any actions resulting in a Deliverable incorporating or being known to Luna to require a Product to incorporate Open Source Software, unless PMS has been notified of such Open Source Software (see Section 12.2) and has approved use of such Open Source Software (see Section 12.3).

12.2	Notification. In the event that, to the knowledge of Luna, a Submission, or part thereof, is subject to a license or use policy, implied or otherwise, containing Open License Terms, Luna shall notify the Review Committee. The same obligation to notify shall apply in relation to any Submission containing Third Party Intellectual Property made available under license terms requiring payment of royalties or other consideration to a Third Party.

12.3	Approval. PMS may approve incorporation of a Submission into, or its use in connection with, a Deliverable. As a condition to such approval, Luna shall, prior to such Submission, provide to the Review Committee a full specification of all items subject to Open License Terms, if any, including, without limitation, Open Source Software together with a copy of the relevant license conditions. In the event that PMS does not approve a Submission, said Submission shall not be used in the framework of the SOW.

12.4	Warranty. Luna warrants that its Submissions shall not include any items that are subject to Open License Terms, including without limitation, Open Source Software, that have not been approved, after notification of such from Luna, by PMS expressly in writing prior to the submission or delivery hereunder of the Submission.

12.5	Third Party Licenses. The Parties will provide to each other all necessary information to enable them to comply with applicable licenses and/or use policies in relation to Third Party components or technologies in relation to any Submission or Deliverable or otherwise in connection with the applicable SOW, including but not limited to any required notices to be reproduced by the Parties and source code in the event that a license or use policy of a Third Party component or technology requires as a condition of distribution the making available of source code.

13.	Representations and Warranties

13.1

Each Party represents and warrants that (i) it is a corporation duly organized, validly existing, and in good standing under the law of the jurisdiction of organization; (ii) it has all requisite corporate power and authority to execute and deliver this Agreement

Confidential and Proprietary

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and to effect the transactions contemplated hereby; (iii) the execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action; (iv) no consent, approval, order, or authorization of, or registration, declaration, or filing with, any person is required to be obtained by such Party in connection with the execution and delivery of this Agreement or for the consummation of the transactions contemplated hereby (except for any filings required by the Security and Exchange Commission); and (v) it is in compliance in all material respects with all applicable laws and all decrees, orders, judgments, permits, and licenses of or from governmental bodies.

13.2	Each Party further represents and warrants that no action, suit, proceeding, arbitration, or governmental investigation is pending or, to the Party’s knowledge, threatened against the Party that could reasonably be expected to interfere materially with the consummation of the transactions contemplated hereby.

13.3	Sections 6 and 11 of the Terms and Conditions of Sale attached as Addendum 3 shall provide by their own terms the representations and warranties and proprietary rights indemnity for the Deliverables set forth in the SOW.

14.	[INTENTIONALLY DELETED]

15.	[INTENTIONALLY DELETED]

16.	Term and Termination

16.1	Term. Unless terminated earlier under this Section 16, this Agreement will commence on the Effective Date and continue until both Parties have fulfilled all of their obligations hereunder (the “Term”).

16.2	Termination Without Cause. PMS may terminate this Agreement without cause by giving Luna at least [***] days written notice or upon [***] days written notice, in the event of [***].

16.3	Termination for Cause.

(a)	Breach. Each Party may terminate this Agreement at any time by means of a written notice to the other Party in the event that the other Party fails to perform any obligation under this Agreement and such failure is not remedied within [***] after receipt of a notice specifying the nature of such failure and requiring it to be remedied. Such right of termination shall not be exclusive of any other remedy or means of redress to which the non-defaulting Party may be lawfully entitled and all such remedies shall be cumulative.

(b)	Bankruptcy or Insolvency. Each Party may terminate this Agreement forthwith by means of a written notice to the other Party in the event that a creditor or

Confidential and Proprietary

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other claimant takes possession of, or a receiver, administrator or similar officer is appointed over any of the assets of such other Party, or in the event that such other Party makes any voluntary arrangement with its creditors or becomes subject to any court or administration order pursuant to any bankruptcy or insolvency law.

16.4	Effects of Termination. Upon termination, PMS shall be responsible for paying Luna any amounts incurred or accruing prior to the date of termination, which shall include, if applicable, any “hold back” amounts attributable to any future Due Dates or milestones as set forth in the applicable SOW.

16.5	Survival. The obligations of the Parties under this Agreement that by their nature would continue beyond the expiration or termination of this Agreement, namely Sections 10, 11, 17 and 19, shall survive expiration or earlier termination of this Agreement.

17.	Limitation of Liability

17.1	EXCEPT AS REGARDS SECTION [***] BELOW, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES BY REASON OF ANY ACT OR OMISSION OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

17.2	EXCEPT AS REGARDS SECTION [***] BELOW, UNDER NO CIRCUMSTANCE SHALL THE AGGREGATE LIABILITY OF LUNA AND ITS AFFILIATES OR PMS AND ITS AFFILIATES ARISING UNDER THIS AGREEMENT EXCEED THE GREATER OF THE VALUE OF TOTAL PAYMENTS MADE HEREUNDER AND ANY PMS PROPERTY LOANED HEREUNDER.

17.3	For purpose of this Section 17, [***].

18.	Confidentiality

18.1	The “Authorized Purpose” of any disclosures under this Agreement of Confidential Information (as defined below) of one Party or its Affiliates to the other Party or its Affiliates shall be the purposes of this Agreement. “Disclosure Period” means the Term set forth in Section 16.1. “Confidentiality Period” means the Disclosure Period and [***] years thereafter.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.2	The following terms and conditions shall apply to Confidential Information exchanged between Philips and its Affiliates on the one hand, and Luna and its Affiliates, on the other hand, under this Agreement.

18.3	The receiving Party may disclose, or request that the disclosing Party disclose, Confidential Information to the receiving Party or its Affiliates that need to know the Confidential Information for carrying out the Authorized Purpose, are advised of this Section 18 of the Agreement, and are bound by this Agreement. The receiving Party shall be responsible for any breach of this Agreement by its Affiliates.

18.4	For the purpose of this Agreement “Confidential Information” means all information of a confidential and/or proprietary nature (including without limitation devices, inventions, processes, compilations of information, records, specifications, technology or know-how inherent in the design or workings of a device or product, information concerning customers or vendors, information relating to each Party’s patents, systems, formulas, processes and associated algorithms, manufacturing procedures, manuals, confidential reports, services and documentation, costing and pricing procedures, the equipment, tools, programs, software architecture and technology, provided by or on behalf of a Party directly or indirectly, in whatever form (including on paper, electronically, on magnetic media, orally or otherwise), and which relates to the Authorized Purpose, provided that any information shall not be Confidential Information unless (a) if delivered in writing or in other tangible form, the information is prominently marked as confidential or proprietary by the disclosing Party, or (b) if provided or disclosed in other than in tangible form, the disclosing Party notifies the receiving Party before disclosure that it will be disclosing Confidential Information and summarizes in writing within 30 days of disclosure what Confidential Information was thus disclosed, or (c) the information is the existence of this Agreement and of the discussions hereunder (subject to Luna’s SEC and NASDAQ disclosure obligations). Each Party agrees that the Confidential Information and the disclosure of such information is not intended to be an offer for sale. Notwithstanding the foregoing, Philips Confidential Information shall not include ideas or suggestions from Philips that explicitly address potential non-medical uses or applications of regarding fiber optic shape sensing and localization technology and components of non-robotic medical devices for fiber optic shape sensing and localization and the exploitation of such technology (“FOSSL Technology”). For the avoidance of doubt, Confidential Information of Philips may include technical ideas or suggestions that have generic use not only in the medical field.

18.5	All Confidential Information disclosed or transferred by either Party to the other shall remain the property of the disclosing Party. The receiving Party acknowledges and agrees that it does not solely, as a result of disclosure under this Agreement, by implication, estoppel or otherwise, acquire any intellectual property right, title or ownership, nor a license e.g. to make, have made, use or sell any product using Confidential Information of the other Party, or any license under any patent, patent application, utility model, copyright, maskwork right, or any other intellectual property right, with respect to any Confidential Information disclosed by the disclosing party hereunder, solely as a result of such disclosure.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ALL CONFIDENTIAL INFORMATION IS PROVIDED ON AN “AS IS” BASIS, WITHOUT ANY WARRANTY WHATSOEVER, WHETHER EXPRESS, IMPLIED OR OTHERWISE, REGARDING ITS ACCURACY, COMPLETENESS, PERFORMANCE, FITNESS OF THE INFORMATION FOR A PARTICULAR PURPOSE, [***], AND THE RECEIVING PARTY AGREES THAT THE DISCLOSING PARTY SHALL HAVE NO LIABILITY WHATSOEVER TO THE RECEIVING PARTY RESULTING FROM THE USE OF THE INFORMATION PROVIDED.

18.6	The receiving Party shall, during the Confidentiality Period:

(a)	not use the Confidential Information for any purpose other than the Authorized Purpose; and

(b)	not disclose the Confidential Information to any third party and protect the Confidential Information against disclosure in the same manner and with the same degree of care with which the receiving Party protects its own confidential information but not less than a reasonable degree of care; and

(c)	limit circulation of the Confidential Information to such employees or agents of the receiving Party as have a need to know in connection with the Authorized Purpose and who are bound by confidentiality obligations similar to those contained herein (and the disclosing Party shall be considered a third-party beneficiary of such obligations).

These obligations shall survive the termination of this Agreement. The receiving Party shall return all Confidential Information and any copies thereof immediately to the disclosing Party, or certify destruction of same, except for copies kept solely for archival purposes, upon the disclosing Party’s written request.

18.7	Information disclosed by the parties pursuant to this Agreement shall not be Confidential Information to the extent that it can be proven that the information:

(a)	is or becomes part of the public domain without violation of this Agreement or any other obligation of confidentiality;

(b)	is known by the receiving Party or its Affiliate prior to disclosure by the disclosing Party;

(c)	is lawfully obtained by the receiving Party or its Affiliate from a third party under no duty of confidentiality or violation of law;

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	is furnished to others by the disclosing Party or its Affiliate without restrictions similar to those herein contained as to the use or disclosure hereof;

(e)	is developed by the receiving Party or its Affiliate completely independently of any such disclosure by the disclosing Party; or

(f)	is ascertainable from a commercially available product (not including prototype products or if in violation of any applicable terms and conditions).

18.8	If a receiving Party is required, pursuant to administrative or judicial action or subpoena, to disclose the other’s Confidential Information, the receiving Party shall use its reasonable efforts to maintain the confidentiality of the Confidential Information, e.g. by asserting in such action any applicable privileges. Immediately after gaining knowledge or receiving notice of such action or subpoena, the receiving Party shall notify the disclosing Party thereof and give the disclosing Party the opportunity to seek any other legal remedies so as to maintain such Confidential Information in confidence, including a reasonable protective order. The receiving Party hereby acknowledges that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury to the disclosing Party that may be difficult to ascertain. Accordingly, the receiving Party agrees that the disclosing Party will have the right to seek and obtain immediate injunctive relief to enforce obligations under this Agreement in addition to any other rights and remedies it may have.

18.8	Nothing herein contained shall be construed as (a) an obligation of any Party or its Affiliate to disclose or accept any Confidential Information, or (b) implying or obligating either Party or its Affiliate to enter into any binding arrangement or agreement unless executed in writing by duly authorized representatives of both Parties.

18.9	Neither Party may transfer or assign any or all of its rights and/or obligations under this Section 18, directly or indirectly, through acquisition, merger or otherwise, without the prior written consent of the other Party. Any transfer, assignment or delegation in contravention of the foregoing shall be void.

18.10	Each Party hereby warrants that it will not disclose, export or release the Confidential Information in contravention of any applicable laws or regulations. The receiving Party shall adhere to applicable U.S. Export Administration laws and Regulations. This Agreement is not a joint research agreement under the CREATE Act and the receiving Party shall not invoke the CREATE Act during patent examination to overcome prior art rejections.

18.11	This Section 18 shall be governed and construed in accordance with the laws of the State of New York, U.S.A. without reference to or application of its choice of law or conflicts of laws rules or principles.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.12	No failure or delay by the disclosing party in exercising any right, power or privilege under this Section 18 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

18.13	This Section 18 contains the entire understanding of the parties with respect to confidentiality in respect of the Project and supersedes any previous understandings or agreements with respect to the subject matter hereof. For the avoidance of doubt, (i) the non-disclosure agreement effective as per December 9, 2010 (the “Earlier Agreement”) ended per 1 December 2011 and is not superseded herewith and (ii) the NDA is not superseded herewith, but the NDA shall not apply to Submissions under this Agreement. Any disclosures of Confidential Information under the Earlier Agreement or the NDA shall be subject to the terms and conditions, as applicable, of that Earlier Agreement or NDA.

19.	No Publication

Neither party may publicize or disclose to any Third Party, without the written consent of the other party, the terms of this Agreement, except as may be required by law. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of each party.

20.	Notices

All notices given under this Agreement must be in writing and addressed to the receiving Party’s Relationship Manager and the persons set forth below:

If to PMS:

Philips Healthcare
Veenpluis 4-6, 5684 PC
P.O. Box 10.000, 5680 DA
Best, The Netherlands

Attention:	Bert van Meurs
Senior Vice President
with a copy to:	Chief Legal Officer

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

copy to (for notices related to intellectual property):	Philips Intellectual Property & Standards
P.O. Box 220
5600 AE Eindhoven
The Netherlands
F.a.o. CIPO
Fax: +31 40 27 45267

If to Luna:

Luna Innovations

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

Attention:	Talfourd H. Kemper Jr.
Vice President and General Counsel

with a copy to:	Scott A. Graeff
Chief Commercialization Officer and Treasurer

or such other contacts and/or addresses as may have been previously specified in writing by either Party to the other.

Notices are validly given upon the earlier of confirmed receipt by the receiving Party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving Party. Notices delivered by facsimile or e-mail will be validly given upon oral or written confirmation of receipt.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.	Governing Law; Consent to Jurisdiction

21.1	The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S., and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of New York, U.S., shall be applicable and shall govern, to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action, suit, or proceeding may be instituted.

21.2	Any dispute between the Parties arising out of or related to this Agreement shall be elevated to senior management of the Parties with the aim to resolve such dispute within [***] days of written notice by either Party requesting such resolution. Any dispute between the Parties arising out of or in connection with this Agreement that cannot be solved amicably shall be submitted to the competent courts of the United States, without prejudice to the right of each Party to seek injunctive relief in any place where an infringement of its rights occurs or threatens to occur, without the requirement of posting a bond, which the Parties hereby waive.

21.3	As part of the resolution of any such dispute, prevailing Party shall be entitled to recover any related reasonable out-of-pocket costs and expenses other than attorney’s fees.

22.	Force Majeure

22.1	In the event that the performance by Luna of any of its obligations under this Agreement and/or the SOW is prevented, restricted, delayed or interfered with by any circumstances beyond the reasonable control of Luna or its contractors (a “Force Majeure Event”), then Luna shall, upon giving prompt notice to PMS specifying the circumstances and obligations concerned, be excused from such performance to the extent of such prevention, restriction or interference, provided that Luna shall endeavor to overcome the circumstances causing the non-performance and shall give prompt notice to as soon as the performance of its obligations can be resumed.

22.2	In the event that the period of prevention, restriction or interference mentioned in Section 22.1 continues or can reasonably be expected to continue for more than [***] days, PMS shall be entitled to terminate this Agreement under Section 16.3(a).

23.	Independent Contractors

The Parties are and intend to remain independent contractors. Nothing in this Agreement shall be construed as an agency, joint venture or partnership between the Parties.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.	No Assignment

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement shall not be assignable by either Party to any Third Party (other than to an Affiliate of that Party) without the prior written consent of the other Party, except pursuant to a sale of a Party that [***].

25.	No Waiver

Neither the failure nor the delay of either Party to enforce any provision of this Agreement shall constitute a waiver of such provision or of the right of each Party to enforce each and every provision of this Agreement.

26.	Severability

If any of the provisions of this Agreement is determined to be invalid or unenforceable by any court of competent jurisdiction, such finding shall not invalidate the remainder of this Agreement which shall remain in full force and effect as if the provision(s) determined to be invalid or unenforceable had not been a part of this Agreement. In the event of such finding of invalidity or unenforceability, the Parties will endeavor to substitute forthwith the invalid, or unenforceable provision(s) by such effective provision(s) as will most closely correspond with the original intention of the provision(s) so voided.

27.	Export Compliance. Neither Party shall export, re-export, or transship any information or product acquired or generated under this Agreement in violation of any applicable export control laws and regulations promulgated and administered by the governments of the countries asserting jurisdiction over the Parties or their applicable transactions

28.	No Hire. [***].

29.	Entire Agreement

29.1	This Agreement, along with the NDA and, with respect to prior communications, the Mutual Non-Disclosure Agreement dated December 7, 2010, and any terms and conditions applying to prior sales of prototype products, sets forth the entire understanding and agreement between the Parties as to the subject matter of this Agreement and supersedes, cancels and merges all other prior agreements, negotiations, commitments, communications and discussions between the Parties relating to the subject matter hereof

29.2	Philips retains, in any event, notwithstanding any provision of this Agreement, any claim or sublicense or other right in Foreground IPR that Philips may have in such Foreground IPR arising under or through the agreements between Luna and Hansen.

29.3	This Agreement will not supersede, modify or amend the [***].

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

29.4	It is acknowledged and agreed that the performance by the Parties of their obligations pursuant to this Agreement shall by no means result in any obligation on the part of either Party to enter into any further agreement containing obligations for either Party beyond the obligations contained herein or to realize any transaction with the other with respect to the subject matter hereof or otherwise, including without limitation, any agreement or transaction concerning the supply of products or services by either Party to the other.

AS WITNESS, the Parties have, by their duly authorized representatives, executed this Agreement on the date first written above.

PHILIPS MEDICAL SYSTEMS NEDERLAND BV	LUNA INNOVATIONS INCORPORATED and Luna Technologies, Inc.

By:	/s/ Gerard Winkels	By:	/s/ My Chung

Print Name:	Gerard Winkels	Print Name:	My Chung

Title:	VP, Business Development	Title:	President & CEO

By:	/s/ Bert van Meurs

Print Name:	Bert van Meurs

Title:	SVP & General Manager

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Addendum 1

Terms and Conditions of Sale

These Terms and Conditions of Sale (the “Agreement T&C’s ”) are entered into by and between Luna Innovations Incorporated, through its division Luna Technologies (“Luna”), and Philips Medical Systems Nederland BV, a subsidiary of Koninklijke Philips Electronics NV (including for these purposes any other subsidiaries of Koninklijke Philips Electronics NV placing orders with Luna under the Development Agreement effective April 25. 2012, “Customer”), and govern the sale by Luna to Customer of Products and Support and the licenses of Software, which may be provided by Luna as Deliverables under the Development Agreement effective April 25. 2012, between Luna Innovations Incorporated and Philips Medical Systems Nederland B.V. Luna and Customer are referred to herein each individually as a “Party” and collectively as the “Parties”.

1. Definitions.

(a) “Binding Purchase Order” means a given purchase order prepared for the sale of a Product from Luna to Customer that has been accepted and signed by Luna and Customer for the Product on or prior to the date of such sale.

(b) “Product(s),” for the purposes of this Addendum 1, means the products and services and accessories set forth in the relevant SOW and Binding Purchase Order and described as [***] sensor [***] (“Sensor”) and a device or box containing, among other things, [***] (“Interrogator”).

(c) “Software” means the computer software package contained in, or included by Luna with, Products, together with any related user documentation.

(d) “Specifications” means specific technical information about Products which is published by Luna in effect on the date Luna ships Customer’s order or, if for prototype Products, the applicable technical specifications set forth in the SOW.

(e) “Support” means any standard service by Luna for Products such as installation, set-up, hardware maintenance, calibration and repair; Software updates and maintenance; and/or education and training.

(f) “User Documentation” means the documentation provided by Luna to Customer, in printed or electronic form, with and relating to the use of the Product.

2. Ordering of Product.

To initiate a sale of Product hereunder, Luna and Customer must enter into a Binding Purchase Order to be mutually signed by both Parties. This Agreement T&C’s shall govern the terms and conditions for such purchase.

3. Shipment and Packaging.

(a) Subject to Section 3(d) and except to the extent otherwise specified in any Binding Purchase Order, Luna shall select the method of shipment of the Product to Customer and the Product shall be shipped directly to Customer as designated in the Binding Purchase Order. Any additional costs shall be in the Binding Purchase Order. (b) The Product shall be packaged in accordance with Luna’s then current packaging specifications for the Product for the method of shipment selected in accordance with the foregoing, and the cost of such packaging shall be included in the purchase price in the Binding Purchase Order. (c) Luna will ship Products in a manner so as to meet the delivery date specified in the Binding Purchase Order (or, if no such date is specified, in a reasonably prompt and timely manner from the date the Binding Purchase Order becomes effective). All dates for delivery or shipment in a Binding Purchase Order are [***].

(d) Products shall be delivered FCA (Blacksburg, Virginia, USA) (Incoterms 2010) to the address specified in the Binding Purchase Order. .

T&Cs – Page 1

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. Purchase Price, Taxes and Payment Terms.

(a) The purchase price for the Product shall be as set forth in the Binding Purchase Order. The purchase price, together with all applicable shipping and other transportation charges, packaging charges, insurance, and sales, use, excise and similar taxes, but less any credits or deposits, shall be due and payable to Luna by Customer as set forth in the Binding Purchase Order or, if not thus specified therein, within [***] days from the later to occur of (i) delivery of the Product to Customer, and (ii) the invoice date on Luna’s invoice therefor.

(b) Customer shall pay all sales, use, excise and similar taxes based on or in any way measured by the purchase or sale of Products hereunder or any Support services related thereto, including any personal property taxes, but excluding in any event taxes based on Luna’s net income. Luna shall reasonably cooperate with Customer to reduce or forego the charging or collection of any such taxes in accordance with applicable law in the event Customer timely provides Luna with an appropriate exemption certificate or other evidence required for exemption or reduction of such taxes in accordance with applicable law.

5. Support.

If so indicated on the Binding Purchase Order, Luna will provide Support for Product purchased hereunder to Customer in accordance with Luna’s then-current customer support practices (and as otherwise specified, if at all, on the applicable SOW or Binding Purchase Order). Except for the foregoing, Luna shall have no responsibility and shall incur no costs related to such customer support. Customer must adhere to Luna’s then-current customer support practices as specified by Luna in connection with a given Binding Purchase Order.

6. Warranty and Disclaimer of Warranty.

(a)	Luna hereby provides the following limited product warranty for Products purchased hereunder:

(i)	Luna represents and warrants that, under normal use and service, the Product will meet the Specifications therefor for a period of [***] after delivery thereof to Customer.

(ii)	Except as set forth above, Luna does not warrant that the operation of Products will be uninterrupted or error free.

(iii)	If the Product fails to meet the representations and warranties of Section 6(a)(i) and Customer gives Luna written notice thereof during the applicable warranty period, Luna’s sole obligation shall be at its option to correct the failure by repair or replacement of such Product. In order to make a warranty claim, Customer shall (1) promptly notify Luna of any defect in the Products delivered; (2) unless Luna indicates that it will fix the Products on site at the Customer’s premises, seek and obtain a return merchandise authorization form from Luna; and (3) if so directed under (2) above, ship the defective Product to the Luna designated repair or return location at LUNA’s expense.

(iv)	For [***] days from the date of any repair or replacement or the remainder of the warranty period, whichever is later, Luna will replace, at no charge, defective parts used in Luna’s repair of Products or in any replaced Products.

(v)	The Product may be new or equivalent to new in performance. Luna reserves the right in its sole discretion to include in the repaired or replaced Product Software that is upgraded, modified, or different from the Software originally included with the Product, provided that it meets the Specifications and the Binding Purchase Order.

(vi)	Luna shall not be liable to Customer for the warranty provisions of this Section 6(a), to the extent caused by:

(1)	Modifications made to the Product or Software by someone other than Luna itself and other than someone authorized by Luna; or

(2)	Customer failed to use the Products or Software in accordance with this Agreement T&C’s, failed to use the Products in accordance with the User Documentation, or failed to properly maintain the Products in accordance with any written maintenance instructions provided by Luna to the Customer.

T&Cs – Page 2

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii)	Luna represents and warrants as of the date hereof that, to its actual knowledge (i) the Product delivered is free and clear of all liens, encumbrances, and other claims against title; (ii) the Product (including the Software) does not infringe any [***] patent or copyright; and (iii) it has not received any written claim that the Product (including the Software) infringes any [***].

(b) EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE PRODUCTS, SOFTWARE, AND ANY OTHER MATERIALS, DATA AND/OR SUPPORT PROVIDED BY LUNA HEREUNDER ARE PROVIDED “AS IS,” AND LUNA EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF OPERABILITY, CONDITION, NONINFRINGEMENT, NON-INTERFERENCE, QUIET ENJOYMENT, VALUE, ACCURACY OF DATA, OR QUALITY AS WELL AS ANY WARRANTIES OF MERCHANTABILITY, SYSTEM INTEGRATION, SUITABILITY, [***], OR FITNESS FOR PARTICULAR PURPOSE, OR THAT THE OPERATION OF PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE.

(c) No employee, agent, or representative of Luna has the authority to bind Luna to any oral representation or warranty concerning the Product.

(d) Except as expressly agreed in writing by the Parties, Customer may not resell the Product (including the Software) to any third party.

7. Use Restrictions.

(a) [INTENTIONALLY DELETED].

(b) Customer shall not attempt, or engage any party to attempt, to reverse engineer, alter, or deconstruct the Product.

(c) Customer understands and agrees that the Products may not be intended for use on, in or with humans, and Customer agrees not to use any Product on, in or with humans unless such Product meets applicable statutes and regulation (including quality systems regulations) with regard to such use.

(d) Customer understands and agrees that use of the Products in the Medical Robotics Field (as defined below) is strictly prohibited and Customer agrees not to use the Products in the Medical Robotics Field.

(e) For purposes of this agreement, the term “Medical Robotics Field” is defined as follows: the field of [***].

8. Confidentiality. The Products, including any Software and the Specifications or User Documentation to the extent not publicly available, will be deemed Confidential Information of Luna under (and will be fully protected under) Section 18 of the Agreement. Demonstrations of the Products [***].

9. Compliance with Laws & Privacy. Each Party shall comply with all laws, rules, and regulations applicable to the Party in connection with the performance of its obligations or use of the Products hereunder, including, but not limited to, those relating to affirmative action, fair employment practices, FDA, Medicare fraud and abuse, and the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”).

10. Software; Licenses.

(a) License. Subject to the terms and conditions of the Agreement T&C’s, Luna hereby grants to Customer a non-exclusive, non-transferable (except as provided in Section 17(j) hereto) worldwide, royalty-free right and license, without the right to sublicense, to use the Software in accordance with the documentation provided with the Software and otherwise as reasonably necessary or useful for the intended operation of the Product. The Licensed Software shall be used only on the Product(s) referenced in a Binding Purchase Order.

(b) License Term. The foregoing license shall continue for as long as Customer continues to own the Product, except that the license shall terminate in the event of an uncured breach or other termination of the Agreement T&C’s in accordance with Section 13 below.

T&Cs – Page 3

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Limitations. The foregoing license does not include any right to use the Software for purposes other than the operation of the Product. Customer may make one copy of the Software in machine-readable form solely for backup purposes. Customer shall reproduce any copyright notice or other identifying legends on such copies. Other than such limited right to copy for backup purposes, Customer may not copy, reproduce, sell, assign, transfer, or sublicense the Software for any purpose. Customer will not (and will not allow any third party to) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover the Software (including the source code thereof) by any means whatsoever.

(d) No Modifications. The Software is licensed to Customer on the basis that (i) Customers shall maintain the configuration of the Products as they were originally designed and manufactured and (ii) the Product includes only those subsystems and components certified (or contained within the Product provided) by Luna. The Software may not perform as intended on systems modified by other than Luna or its authorized agents, or on systems which include subsystems or components not certified (or contained within the Product provided) by Luna. Luna does not assume any responsibility or liability hereunder with respect to unauthorized modification or substitution of subsystems or components with respect to the Products.

(e) Usage Restrictions. Customer will not use the Software for any purposes beyond the scope of the license granted in this Agreement T&C’s. Customer shall not market, copy, disclose or distribute the Software or otherwise allow others to access or use the Software. Customer shall not (i) use the Software in any time-sharing or service bureau arrangement, including, without limitation, any use to provide services or process data for the benefit of, or on behalf of, any third party; (ii) except to the extent applicable law expressly requires to be permitted and allowed, decompile, disassemble, simulate, model, reverse engineer or otherwise attempt to obtain or perceive the source code, libraries, object files or data files from which any component of the Software is compiled or interpreted, and Customer hereby acknowledges that nothing herein shall be construed to grant Customer any right to obtain or use such source code; (iii) combine or integrate the Software with hardware, software or technology not provided to Customer by Luna hereunder (or otherwise specified in the documentation for the Software), except with the prior written consent of Luna; or (iv) modify, further develop or create any derivative work from the Software, except with the prior written consent of Luna. Customer shall not enter into any contractual relationship or other legally binding obligation with any third party which shall have the purpose of encumbering the use by Luna of the Software.

(f) Ownership and Proprietary Rights. Subject to the rights granted herein, Luna retains all right, title and interest in and to the Software and Customer acknowledges that, under these Agreement T&C’s, it neither owns nor acquires any rights in or to the Software not expressly granted by the Agreement T&C’s or the Development Agreement. Customer further acknowledges that Luna retains the right to use the Software for any purpose in Luna’s sole discretion. Customer will promptly notify Luna in the event Customer suspects or becomes aware of any misuse of the Software or any violation, infringement or misappropriation of Luna’s proprietary rights therein. The license granted herein shall not affect the exclusive ownership by Luna of the Software or of any trademarks, copyrights, patents, trade secrets, or other intellectual property rights of Luna relating to the Software. Customer acknowledges and shall agree that, except as specifically set forth in the Agreement T&C’s, it does not acquire any rights of use or ownership hereunder with respect to any trade names, trade dress, trademarks, service marks, commercial symbols, copyrightable material, designs, logos and/or any other intellectual property of Luna. Customer further acknowledges that the Software, although copyrighted, is unpublished and contains proprietary and valuable information of Luna and is considered to be a trade secret of Luna.

(g) Open Source Software. The Software does not currently include any “Open Source Software”, as defined to mean any software that is licensed under terms in any license that require as a condition of use, modification and/or distribution of a work (i) the making available of source code or other materials preferred for modification, (ii) the granting of permission for creating derivative works, (iii) the reproduction of certain notices or license terms in derivative works or accompanying documentation, or (iv) the granting of a royalty-free license to any party under intellectual property rights regarding the work and/or any work that contains, is combined with, requires or otherwise is based on the work.

11. Proprietary Rights Indemnity.

(a) Luna hereby provides the following limited indemnity to Customer in connection with the Products purchased hereunder:

T&Cs – Page 4

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	Luna shall defend or settle, at Luna’s own expense (unless Customer elects by written notice to do so itself at its own expense), any cause of action or proceeding brought against Customer by a third party that is based on a claim that the Product (including the Software) infringes any [***] patent or copyright. Luna shall indemnify and hold Customer harmless against any loss, liability or final judgment, including an award of attorney’s fees, that may be awarded by a court of competent jurisdiction against Customer to the extent resulting from such infringement; provided that Customer gives Luna prompt written notice of such cause of action or proceeding and provides Luna with reasonable cooperation and information in Customer’s possession with respect thereto. Customer shall have the right to retain counsel at its own expense in any such cause of action or proceeding defended by Luna.

(ii)	In the event of a claim that the Product infringes any [***] patent or copyright, or if Luna reasonably believes that a likelihood of such a claim exists, Luna may, in Luna’s sole discretion and at its own expense, procure for Customer the right to continue using the Product, modify the Product to make it non-infringing (but still compliant with the Specifications and Binding Purchase Order), or replace the Product with non-infringing product of substantially similar capability; provided, however, if none of the foregoing is commercially reasonably available to Luna, it may remove the Product from Customer’s premises, at Luna’s expense, and Luna shall refund to Customer the purchase price less a reasonable rental for past use thereof. Luna should use its commercially reasonable best efforts to assist Customer in defending against potential claims of infringement of patents and/or copyrights outside USA and accept return of the Products and Software in case of any such infringement.

(iiii)	Luna shall not be liable to Customer for infringement pursuant to this Section 11 if such claim is based solely on the following (unless authorized by Luna or its User Documentation or the Binding Purchase Order):

(A)	Combination of the Product or Software by someone other than Luna; or

(B)	Modifications made to the Product or Software by someone other than Luna; or

(C)	Modifications made to the Product or Software by Luna to meet Customer’s requirements.

(iv)	Luna agrees to reasonably cooperate with Customer and assist Customer in the defense or settlement of any and all claims, whether or not such claims are within the indemnification set forth in these Agreement T&C’s, at Customer’s expense.

(v)	The foregoing constitutes Luna’s entire liability to Customer for the infringement of proprietary rights by the Products purchased or sold hereunder or any portion thereof and Customer’s sole and exclusive remedy for any such infringement of any proprietary rights hereunder.

12. [INTENTIONALLY LEFT BLANK]

13. Termination/Cancellation.

(a) This Agreement T&C’s may be terminated or cancelled by Luna, solely with respect to a particular Product purchase and corresponding Binding Purchase Order, if Customer fails to pay Luna the purchase price for such Product by the due date as set forth in Section 4(a). Otherwise, if Customer is in default of any other provision of this Agreement T&C’s and such default has not been cured within [***] days after written notice thereof is given by Luna, then Luna may terminate any licenses herein to the Software and any affirmative obligations of Luna to Customer herein, including without limitation any support or warranty obligations.

(b) The foregoing rights and remedies of Luna shall be cumulative and in addition to all other rights and remedies available to Luna in law and in equity.

T&Cs – Page 5

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) The provisions of Sections 1, 4 (solely with respect to Products purchased and shipped or the subject of a pending, non-cancelled Binding Purchase Order as of the date of such termination or cancellation), 6, 7, 8, 9, 11, 13, 14, 15(a), 16 and 17 will survive any termination or cancellation of the Agreement T&C’s.

14. Limitation of Liability.

EXCEPT FOR LIABILITY ARISING FROM WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR INTENTIONAL ACT CONSTITUTING A BREACH, IN NO EVENT SHALL LUNA OR CUSTOMER BE LIABLE FOR ANY INCIDENTAL, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (WHICH MAY INCLUDE DOWNTIME COSTS, LOSS OF DATA, RESTORATION COSTS, LOST OF PROFITS, REVENUE, GOODWILL OR DATA, OR COST OF COVER) ARISING OUT OF OR UNDER THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF OR USE OF THE PRODUCTS HEREUNDER , HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY, WHETHER TORT, CONTRACT, OR STRICT LIABILITY, EVEN IF THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY THEREOF. THIS EXCLUSION IS INDEPENDENT OF ANY REMEDY SET FORTH IN THIS AGREEMENT. For the avoidance of doubt, (a) this Section 14 does not apply to [***], and (b) nothing in this Section 14 shall limit the ability of either Party to seek and potentially obtain injunctive relief, specific performance or other forms of non-monetary equitable relief.

15. Title.

(a) Title to the Product (except for any Software therein) shall vest in Customer upon shipment thereof by Luna.

(b) Title in and to the Software and the User Documentation shall remain solely in Luna, and, subject to the payment of the purchase price set forth in the Binding Purchase Order and the other terms of this Agreement T&C’s, Customer shall have a non-exclusive license to use the Software and User Documentation in connection with the Product. Customer shall not copy (other than a back-up copy) or disclose to anyone outside of Customer the User Documentation, without Luna’s prior written consent.

16. Trademarks; Use of Name. Each Party shall retain the sole and exclusive ownership of all its trade names, trademarks and copyrighted materials existing on the date the Agreement T&C’s is entered into relating to the Products and each Party’s respective business. The Parties are not granted any rights or licenses to any such trade names or trademarks hereunder.

17. General.

(a) The terms and conditions of this Agreement T&C’s shall be effective with respect to a given Product upon acceptance of the Binding Purchase Order for such Product.

(b) Except as expressly provided herein, in the event that the performance by Luna of any of its obligations under this Agreement T&C’s is prevented, restricted, delayed or interfered with by any circumstances beyond the reasonable control of Luna (a “Force Majeure Event”), then Luna shall, upon giving prompt notice to Customer specifying the circumstances and obligations concerned, be excused from such performance to the extent of such prevention, restriction or interference, provided that Luna shall endeavor to overcome the circumstances causing the non-performance and shall give prompt notice to Customer as soon as the performance of its obligations can be resumed. In the event that the period of prevention, restriction or interference mentioned in Section 17(b) continues or can reasonably be expected to continue for more than 30 days, Customer shall be entitled to rescind this Agreement T&C’s under Section 13(e).

(c) Any and all non-public documentation and information made available or disclosed by Luna to Customer in connection with a Product purchase hereunder shall be treated by Customer as Confidential Information in accordance with Section 8.

(d) If Customer exports, re-exports, transfers or imports Products, technology or technical data purchased hereunder (without limiting any restrictions herein on doing so), Customer assumes responsibility for complying with applicable U.S. and other laws and regulations, and for obtaining required export and import authorizations. Customer will comply with U.S. and other laws and regulations prohibiting transfers, exports and re-exports to certain end-users and destinations or for certain end-uses with respect to Product purchases hereunder, unless written authorization is obtained from the appropriate government. Luna may suspend performance if Customer is in violation of applicable laws or regulations with respect to the subject matter of such performance.

T&Cs – Page 6

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) Neither Party’s failure to exercise or enforce, or delay in exercising or enforcing, any of its rights under this Agreement T&C’s will be deemed a waiver or forfeiture of those rights or any other rights.

(f) To the extent that any provision of this Agreement T&C’s is determined to be illegal or unenforceable, the remainder of the terms of this Agreement T&C’s will remain in full force and effect.

(g) The United Nations Convention on Contracts for the International Sale of Goods will not apply to the Agreement T&C’s and is hereby expressly disclaimed.

(h) This Agreement T&C’s may only be amended by an instrument executed by the authorized representatives of both Parties.

(i) This Agreement T&C’s shall be interpreted in accordance with the substantive laws of the State of Delaware, without regard to or application of conflicts of laws rules or principles.

(j) Except to Affiliates or an acquirer or other successor to all or substantially all of its business or assets to which this Agreement T&C’s relates (for which no consent to assign is required), neither Party shall assign this Agreement T&C’s (including any of its rights hereunder) without the prior written consent of the other Party, as the case may be (and any attempted assignment of this Agreement T&C’s without required consent shall be null and void). To the extent not prohibited hereby, this Agreement T&C’s shall be binding upon and inure to the benefit of assigning party’s successors and permitted assigns. “Affiliates” hereunder shall mean any entity that is directly or indirectly controlling, controlled by or under common control with a Party, as the case may be, where “control” of an entity means the direct or indirect ownership of securities representing more than fifty percent (50%) of the total voting power entitled to vote in elections of such entity’s board of directors or other governing authority, or equivalent interests conferring the power to direct or cause the direction of the governance or policies of such entity.

(k) The Parties agree that the relationship of Customer and Luna established by the Agreement T&C’s is that of independent contractors. Furthermore, the Parties agree that the Agreement T&C’s does not, is not intended to, and shall not be construed to, establish an agency, partnership or any other similar relationship between and among the Parties and Luna.

(l) Notices to be provided hereunder shall be in writing, and shall be deemed served if delivered personally, or if sent by facsimile transmission, by overnight mail or courier service or by certified mail return receipt requested and addressed to the Party (and Luna if applicable) at the address set forth in the Binding Purchase Order for such Party (and Luna) or at the published address of such Party’s principal place of business.

(m) The Agreement T&C’s, together with the terms and conditions set forth in any Binding Purchase Order, constitute the entire understanding and agreement by and between the Parties with respect to the subject matter hereof, including the Product purchase transactions contemplated by any Binding Purchase Order, and supersede any previous understandings or agreements between the Parties, whether written or oral, with respect thereto. The pricing in the Binding Purchase Order is based upon the terms and conditions therein and in the Agreement T&C’s. No additional terms, conditions, consents, waivers, alterations, or modifications shall be binding unless in writing and signed by both the Parties. Customer’s additional or different terms and conditions, whether stated in a purchase order or other document issued by Customer, are specifically rejected and shall not apply to any transactions contemplated by the Agreement T&C’s or a Binding Purchase Order. If there is a conflict between this Agreement T&C’s and any Binding Purchase Order, this Agreement T&C’s shall control and govern.

(n) The Parties acknowledge and agree that the terms and conditions of this Agreement T&C’s do not establish any precedent for, provide a basis for, or have any effect on, the negotiation of the terms and conditions or any commercial supply arrangement, collaborative research and development arrangement or any other agreement relating to the Products that the Parties and/or Luna may negotiate in the future. This Agreement T&C’s does not create an obligation any Party and/or Luna to enter into any further agreements with respect to the subject matter herein.

(o) This Agreement T&C’s is subject to prior agreements of [***] with [***].

This Agreement T&C’s are hereby accepted and agreed by and between Luna and Customer by their duly authorized representatives.

T&Cs – Page 7

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LUNA INNOVATIONS INCORPORATED	Koninklijke Philips Electronics NV, ACTING THROUGH ITS SUBSIDIARY, PHILIPS ,

By:	By:

Name:	Name:

Title:	Title:

T&Cs – Page 8

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Addendum 2

Statement of Work

[***]

SOW – Page 1

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Addendum 3

Project Management and Oversight

(1) Relationship Managers

a. For PMS:

Name:	Dick Dijkkamp, Ph.D.
Senior Director, BU-iXR and
R&D Manager OSS Venture, Philips Healthcare

Contact Information:	Tel: +3140 2762486, Fax: +3140 2769100
dick.dijkkamp@philips.com

b. For Luna:

Name:	Scott A. Graeff, Chief Commercialization Officer and Treasurer

Contact Information:	Tel.: (540) 314-3000 graeffs@lunainnovations.com

(2) Review Committee Members:

a. For PMS:

Name:	Ron Kroon
Senior Director, BU-iXR and
General Manager OSS Venture, Philips Healthcare

Name:	Dick Dijkkamp, Ph.D.
Senior Director, BU-iXR and
R&D Manager OSS Venture, Philips Healthcare

Contact Information:	Tel: +3140 2762486, Fax: +3140 2769100
dick.dijkkamp@philips.com

b. For Luna:

Name:	My E. Chung,
President and Chief Executive Officer

Name:	Scott A. Graeff,
Chief Commercialization Officer and Treasurer

Contact Information:	Tel.: (540) 314-3000
graeffs@lunainnovations.com

Addendum 3

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.